Ivy Funds

Supplement dated December 1, 2020 to the

Ivy Funds Prospectus

dated July 31, 2020

as supplemented August 24, 2020, October 1, 2020 and October 23, 2020

Effective January 1, 2021, the amount of time required to elapse for Class C shares of a Fund to convert to Class A shares of such Fund will decrease from 10 years to eight years. Therefore, on that date, the Prospectus is revised as follows:

∎	On page 238, in the section “Your Account — Choosing a Share Class,” the fourth row of the table under the column titled “Class C” is deleted and replaced with the following:

Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses

∎	On page 246, in the section “Your Account — Class C Shares,” the fourth and fifth sentences of the first paragraph are deleted and replaced with the following:

In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder.

∎	In Appendix A, the following is added after the second paragraph:

Effective January 1, 2021, the amount of time required to elapse for Class C shares of a Fund to convert to Class A shares of such Fund will decrease from 10 years to eight years. This shorter conversion schedule is not reflected in the tables below for Class C shares, but will be reflected in future prospectus hypothetical illustrations.

∎	In Appendix B, the information contained under the heading “Purchases Through Ameriprise Financial” is deleted and replaced with the following:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Effective January 1, 2021, the following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

∎

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

∎	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Supplement	Prospectus	1